UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2010

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

          United States                   000-52674             02-0783010
          -------------                   ---------             ----------
(State or other jurisdiction of          (Commission          (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


12 Main Street, Walden, New York                                      12586
----------------------------------------                              -----
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.
            ---------------------------------------------------

     On May 12, 2010, Hometown Bancorp, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                                     Broker
1. The election of directors        For            Withheld         non-votes
                                  ---------        --------         ---------

     Thomas F. Gibney             1,666,560         21,525           306,880

     Graham S. Jamison            1,666,559         21,526           306,880

     Stephen E. Sabine            1,666,560         21,525           306,880


2. The ratification of the appointment of ParenteBeard LLC as the Company's independent registered public accountants for the year ending December 31, 2010.

      For          Against             Abstain             Broker non-votes
      ---          -------             -------             ----------------

   1,987,975        4,200               2,790                    0


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         No financial statements of businesses acquired are required.

(b)         No pro forma financial information is required.

(c)         Not applicable.

(d)         Exhibits.

            None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HOMETOWN BANCORP, INC.
                                           (Registrant)



Date: May 13, 2010                     By: /s/ Stephen W. Dederick
                                           ------------------------------------
                                           Stephen W. Dederick
                                           Vice President and Chief Financial
                                           Officer